Cambria Shareholder Yield ETF

Summary Prospectus

September 1, 2014

Ticker: SYLD
Listed on NYSE Arca, Inc.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, recent reports to shareholders, and other information about the Fund online at www.cambriafunds.com/syld/disclosures. You can also get this information at no cost by calling 855-ETF-INFO (383-4636) or by sending an e-mail request to info@cambriafunds.com. The Fund’s Prospectus and Statement of Additional Information, both dated September 1, 2014, and recent reports to shareholders, are incorporated by reference into this Summary Prospectus.

FUND SUMMARY

Cambria Shareholder Yield ETF

Investment Objective

The Fund seeks income and capital appreciation with an emphasis on income from investments in the U.S. equity market.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee:	0.59%
Distribution and/or Service (12b-1) fees:*	0.00%
Other Expenses:	0.00%
Total Annual Fund Operating Expenses:	0.59%

*
Pursuant to a 12b-1 Distribution and Service Plan, the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the plan.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	Ten Years:
$60	$189	$329	$738

Portfolio Turnover

The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period May 13, 2013 to April 30, 2014, the Fund’s portfolio turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal market conditions, primarily in equity securities that provide a high “shareholder yield.” Cambria views equity securities as providing a high shareholder yield if they exhibit strong cash flows, as reflected by their payment of dividends to shareholders and their return of capital to shareholders in other forms, such as through net stock buybacks and net debt paydown. Cambria believes that, while any one of these measures of a company’s cash flows, in isolation, is inadequate to determine the attractiveness of its equity securities, considered together these measures have the potential to result in the construction of a portfolio of companies with better cash flows, stronger growth potential and higher yield characteristics. Considering these measures together, which comprise shareholder yield, may result in a more attractive investment portfolio.

The Fund will invest primarily in equity securities, including the common stock, of U.S. companies, though the Fund may obtain a limited amount of foreign and emerging markets exposure through investments in American Depositary Receipts (“ADRs”). The Fund may invest in securities of companies in any industry. Although the Fund generally expects to invest in companies with larger market capitalizations, the Fund may invest in small- and mid-capitalization companies.

Cambria utilizes a quantitative model to identify which securities the Fund might purchase and sell and opportune times for purchases and sales. While the Fund will invest in approximately 100 of the top equity securities as determined by their shareholder yield, the quantity of holdings in the Fund will be based on a number of factors, including the asset size of the Fund and the number of companies that satisfy Cambria’s quantitative measurements at any one time. Filters will be implemented to screen for companies that pass various market capitalization, sector concentration, and liquidity requirements. Other screens exclude any foreign issuers whose securities are highly restricted or illegal for U.S. persons to own, including due to the imposition of sanctions by the U.S. Government. The Fund’s portfolio will be rebalanced to Cambria’s internal target allocations, developed pursuant to Cambria’s quantitative strategy, at least quarterly.

The Fund may sell a security when Cambria believes that the security is overvalued or better investment opportunities are available, to invest in cash and cash equivalents, or to meet redemptions.

Principal Risks

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund.

Depositary Receipts Risk. The risks of investments in depositary receipts are substantially similar to Foreign Investment Risks. In addition, depositary receipts may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading.

Dividend Paying Security Risk. Securities that pay high dividends as a group can fall out of favor with the market, causing these companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of companies owned by the Fund and the capital resources available for these companies’ dividend payments may adversely affect the Fund.

Emerging Markets Risk. Investments that provide exposure to emerging markets, companies or currencies involve Foreign Investment Risk and potentially additional risks. Emerging markets may be subject to, among other risks, greater market volatility; lower trading volume and liquidity; greater social, political and economic uncertainty; governmental controls on foreign investments and limitations on repatriation of invested capital; lower disclosure, corporate governance, auditing and financial reporting standards; fewer protections of property rights; restrictions on the transfer of securities or currency; and different settlement and trading practices. Each of these factors may make the Fund more volatile and adversely affect the price for Shares.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments due to factors affecting a specific issuer, market or securities markets generally.

Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including due to differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; political, diplomatic and economic risks; and foreign market and trading risks, including the costs of trading and settlement in foreign jurisdictions. Investments in foreign securities are subject to fluctuations in currency exchange rates and may be subject to foreign withholding and other taxes.

Large Capitalization Company Risk. The Fund’s investments in large capitalization companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Investment Risk. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Management Risk. The Fund is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will produce the intended results and no guarantee that the Fund will achieve its investment objective. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Premium-Discount Risk. The Shares may trade above or below their net asset value, or NAV. The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on the Exchange. The trading price of Shares may deviate significantly from NAV during periods of market volatility.

Quantitative Security Selection Risk. Cambria uses quantitative techniques to generate investment decisions and its processes and stock selection can be adversely affected if it relies on erroneous or outdated data. In addition, the quantitative model may be flawed, and factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model.

Secondary Market Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted.

Small and Medium Capitalization Company Risk. Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies, and they may be more sensitive to market conditions.

Performance

Performance information for the Fund is not provided because the Fund does not have a full calendar year of performance as of the date of this Prospectus. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future.

Investment Adviser

Cambria Investment Management, L.P. (“Cambria” or the “Investment Adviser”) serves as the investment adviser of the Fund.

Portfolio Managers

Mebane T. Faber and Eric W. Richardson are the portfolio managers for the Fund and have managed the Fund since its inception in 2013.

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 50,000 Shares, called “Creation Units.” Creation Units are issued and redeemed in-kind for securities and/or for cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV.

Tax Information

Distributions you receive from the Fund are generally taxable to you as ordinary income for federal income tax purposes, except that distributions will be taxed to you at long-term capital gain rates to the extent reported by the Fund as “capital gain dividends” or “qualified dividend income,” and may also be subject to state or local taxes. Fund distributions may not be taxable to you if you are investing through a tax-advantaged retirement plan account or are a tax-exempt investor, although you may be taxed on withdrawals from your tax-advantaged account.

Purchases Through Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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